Registration No. 33-12
                                                      1940 Act File No. 811-4401
                                                                     Rule 497(e)

                            NORTH TRACK FUNDS, INC.

                        SUPPLEMENT DATED APRIL 15, 2002
                                       TO
                         PROSPECTUS DATED MARCH 1, 2002

S&P 100 PLUS, PSE TECH 100 INDEX, DOW JONES U.S. HEALTH CARE 100 PLUS AND DOW JONES U.S. FINANCIAL 100 PLUS FUNDS - PORTFOLIO MANAGEMENT

     On April 15, 2002, Donald J. Nesbitt became the portfolio manager of the S&P 100 Plus Fund, PSE Tech 100 Index Fund and Dow Jones U.S. Health Care 100 Plus Fund, and co-portfolio manager (with Robert Ollech) of the Dow Jones U.S. Financial 100 Plus Fund. Mr. Nesbitt, a Chartered Financial Analyst (CFA), is Director of Equity Investments for B.C. Ziegler and Company ("Ziegler"), the investment advisor to the North Track Funds. He has more than 16 years of professional investment experience, including experience managing enhanced-index portfolios. Prior to joining Ziegler, Mr. Nesbitt was a Portfolio Manager for Qwest Asset Management Company from September 1998 to April 2002. He was employed in various investment capacities with the Illinois Teachers' Retirement System from October 1989 to September 1998, and served as its Chief Investment Officer-Director of Investments from September 1994 to September 1998. Mr. Nesbitt also worked as an investment analyst for Duff & Phelps, Inc. from February 1986 to October 1989. Mr. Nesbitt received a B.S. degree in Economics from St. Cloud State University and an M.S. in Financial Analysis from the University of Wisconsin-Milwaukee.